Rule 497(e)
File Nos. 033-19946; 811-03072-01

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT DC VARIABLE ACCOUNT-I and
SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT-II)

HV-1524 - Group Variable Annuity Contracts (Gardner and White)

Supplement dated October 28, 2026 to Prospectus dated May 1, 2026

This Supplement is to update expense information for certain funds in the above-referenced product Prospectus.

Effective immediately, in the table of funds in the “Appendix A – Underlying Funds” section, the Current Expenses for the following are hereby updated:

•Current expense for Hartford International Opportunities HLS Fund - Class IA is updated to 0.76%
•Current expense for Hartford Small Cap Growth HLS Fund - Class IA is updated to 0.66%
•Current expense for Hartford Stock HLS Fund - Class IA is updated to 0.52%
•Current expense for Hartford Total Return Bond HLS Fund - Class IA is updated to 0.51%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-62